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                   DIAGRAM AND LISTING OF ALL PERSONS DIRECTLY
                   OR INDIRECTLY CONTROLLED BY OR UNDER COMMON
                                  CONTROL WITH
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                           THE DEPOSITOR OF REGISTRANT

                                                          STATE         CONTROL                BUSINESS
                      COMPANY                        OF ORGANIZATION   OWNERSHIP               PRINCIPAL
                      -------                        ---------------   ---------   --------------------------------
345 East 94th Street Associates, LLC                        NY             50%     Investment Related Company
400 West 43rd Street Partners, LLC                          NY             50%     Investment Related Company
501 West 41st Street Associates, LLC                        NV             50%     Investment Related Company
520 West 43rd Street Partners, LLC                          NY             50%     Investment Related Company
Achor Series Trust                                          MA            100%     Massachusetts business trust
                                                                                   Broker-dealer; registered
Advantage Capital Corporation                               NY            100%     investment adviser
AIG Advisor Group Inc.                                      MD            100%     Holding Company
AIG Retirement Services, Inc ("AIGRS")                      DE            100%     Holding Company
                                                                                   Acts as Clearing House for Real
AIG SunAmerica Real Estate & Office Administration          CA            100%     Estate Activities
                                                                                   Broker-dealer; registered
American General Securities Incorporation                   TX            100%     investment adviser
American International Group, Inc.                          DE                     Ultimate Parent company of AIGRS
                                                                                   Real Estate Related Investment
Amsun Realty Holdings                                       CA             85%     Company
Anchor Forum Portales I, LLC                                DE            100%     Investment Related Company
Anchor Pathway Fund                                         MA            100%     Massachusetts business trust
                                                                                   Invests in multi-family real
Arrowhead SAHP Corp.                                        NM            100%     estate development
                                                                                   Invests in multi-family real
Charleston Bay SAHP Corp                                    DE            100%     estate development
                                                                                   Invests in multi-family real
Crossing SAHP Corp.                                         DE            100%     estate development
                                                                                   Invests in multi-family real
DIL/SAHP Corp.                                              DE            100%     estate development
Financial Services Corporation                              GA            100%     Holding Company
First SunAmerica Life Insurance Company                     NY            100%     Life Insurance Company
Five Long Island Properties, LLC                            DE            100%     Investment Related Company
                                                                                   Invests in multi-family real
Forest SAHP Corp.                                           DE            100%     estate development
FSC Agency, Inc.                                            GA            100%     Holding Company
                                                                                   Broker-dealer; registered
FSC Securities Corporation                                  DE            100%     investment adviser
                                                                                   Invests in multi-family real
Grand Savannah SAHP Corp                                    DE            100%     estate development
Houston Warehouse Corp.                                     CA            100%     Investment Related Company
Metrocorp, Inc.                                             CA            100%     Investment Related Company
MM Enhancement, LLC                                         MD            100%     Investment Related Company
New California Life Holdings, Inc.                          DE             33%     Holding Company
                                                                                   Invests in multi-family real
Prairie SAHP Corp.                                          DE            100%     estate development
River Oaks Apartment, LLC                                   DE            100%     Investment Related Company
                                                                                   Broker-dealer; registered
Royal Alliance Associates, Inc.                             DE            100%     investment adviser
                                                                                   Tax-credit investment related
SA Affordable Housing, LLC                                  DE            100%     company
                                                                                   Invests in multi-family real
SAAHP GP Corp.                                              DE            100%     estate development
SagePoint Financial, Inc.                                   DE            100%     Broker-dealer
                                                                                   Invests in multi-family real
SAHP - Chancellor II, LLC.                                   N             99%     estate development
                                                                                   Invests in multi-family real
SAHP - Chancellor, LLC.                                     NV             99%     estate development
                                                                                   Invests in multi-family real
SAHP - MBA LLC                                              NV            100%     estate development
                                                                                   Invests in multi-family real
SAHP Civic LLC                                              DE            100%     estate development
                                                                                   Invests in multi-family real
SAHP-McSHA LLC                                              NV            100%     estate development
                                                                                   Invests in multi-family real
SAHP-Yarco LLC                                              NV            100%     estate development
SAII Birchmont Investor, LLC                                DE            100%     Investment Related Company
SAL Investment Group Inc.                                   CA            100%     Holding Company
                                                                                   Invests in multi-family real
SCSP Corp.                                                  DE            100%     estate development
Seasons Series Trust                                        MA            100%     Massachusetts business trust
SLP Housing I, LLC                                          NV            100%     Real estate development
SLP Housing II, LLC                                         NV            100%     Real estate development
SLP Housing III,  LLC                                       NV            100%     Real estate development
SLP Housing IV, LLC                                         NV            100%     Real estate development
SLP Housing V, LLC                                          NV            100%     Real estate development
SLP Housing VI, LLC                                         NV            100%     Real estate development
SLP Housing VII, LLC                                        NV            100%     Real estate development
Solus Quorum Tampa, LLC                                     DE             85%     Investment Related Company
Solus Hotel Portfolio Holding Company, LLC                  DE             85%     Holding Company
                                                                                   Real Estate Investment Related
SubGen NT, Inc.                                             DE            100%     Company
                                                                                   Real Estate Investment Related
Sun Chino Property, Inc.                                    CA            100%     Company
                                                                                   Real Estate Investment Related
Sun CRC, Inc.                                               CA            100%     Company
                                                                                   Real Estate Investment Related
Sun GP Corp.                                                CA            100%     Company
                                                                                   Real Estate Investment Related
Sun Hechs, Inc.                                             CA            100%     Company
Sun Qourum LLC                                              DE            100%     Investment Related Company
SunAmerica (Cayman) Insurance Company, LTD            Cayman Islands      100%     Captive Insurance Company
SunAmerica Affordable Housing Finance Corp.                 DE            100%     Investment Related Company
SunAmerica Affordable Housing Partners, Inc.                CA            100%     Holding Company
SunAmerica Asset Management Corp.                           DE            100%     Asset management company
SunAmerica Capital Services, Inc.                           DE            100%     Distributor
SunAmerica Housing Fund First & 94th, LLC                   NY            100%     Investment Related Company
SunAmerica Housing Fund West 41st, LLC                      DE            100%     Investment Related Company
SunAmerica Housing Fund West 42nd, LLC                      NV            100%     Investment Related Company
SunAmerica Investments, Inc.                                GA            100%     Holding Company
SunAmerica Investments(Cayman)                        Cayman Islands      100%     Holding Company
SunAmerica Life Assurance Company                           AZ            100%     Life Insurance Company
SunAmerica Life Insurance Company                           AZ            100%     Life Insurance Company
SunAmerica Mortgages, Inc.                                  DE            100%     Holding Company
                                                                                   Invests in multi-family real
SunAmerica New Markets Tax Credit Fund 2 LLC                NV           0.01%     estate development
                                                                                   Invests in multi-family real
SunAmerica New Markets Tax Credit Fund I LLC                NV           0.01%     estate development
                                                                                   Invests in multi-family real
SunAmerica New Markets Tax Credit Fund LLC                  NV           0.01%     estate development
SunAmerica Realty Partners                                  CA             85%     Investment Related Company
SunAmerica Retirement Markets, Inc.                         MD            100%     Marketing Company
SunAmerica Series Trust                                     MA            100%     Massachusetts business trust
SunAmerica Venture Fund 2000, LP                            DE            100%     Investment Related Company
                                                                                   Real Estate Investment Related
Sun-Dollar, Inc.                                            CA            100%     Company
                                                                                   Real Estate Investment Related
Sun-PLA, Inc.                                               CA            100%     Company
                                                                                   Real Estate Investment Related
Sunport Holdings, Inc.                                      CA            100%     Company
                                                                                   Invests in multi-family real
Tierra Vista SAHP Corp.                                     FL            100%     estate development
UG Corporation                                              CA            100%     Holding Company
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